UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2017

COHERUS BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36721	27-3615821
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

333 Twin Dolphin Drive, Suite 600

Redwood City, CA 94065

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 649-3530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Coherus BioSciences, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) on May 17, 2017. On the March 24, 2017 record date, there were 51,288,027 shares of the Company’s common stock outstanding with each such share being entitled to one vote per share.

At the Annual Meeting, 38,482,506 shares of the Company’s common stock were voted in person or by proxy for the three proposals set forth below, each of which is described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 6, 2017.

Proposal 1. The Company’s stockholders elected the Class III director nominees below to the Company’s Board of Directors to hold office until the 2020 Annual Meeting of Stockholders or until their successors are elected.

NOMINEE	FOR	WITHHELD	BROKER NON- VOTES
Dennis M. Lanfear	29,394,566	4,274,509	4,813,431
Mats Wahlström	30,997,672	2,671,403	4,813,431
James I. Healy M.D., Ph.D.	29,576,962	4,092,113	4,813,431

Proposal 2. The Company’s stockholders ratified the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2017.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
38,348,408	132,066	2,032	0

Proposal 3. A non-binding advisory resolution to approve our executive compensation (a “Say on Pay” vote).

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
32,248,360	1,417,033	3,682	4,813,431

Item 8.01	Other Events

On May 16, 2017, the Company issued a press release reporting that the Patent Trial and Appeal Board of the U.S. Patent and Trademark Office ruled in favor of Coherus’ petitions for Inter Partes Review of AbbVie’s U.S. Patent 8,889,135. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated May 16, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2017	COHERUS BIOSCIENCES, INC.

	By:	/s/ Jean-Frédéric Viret
	Name:	Jean-Frédéric Viret
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated May 16, 2017.